                                                                   Exhibit 10.13


                                 AMENDMENT NO. 4
                                       TO
               FIRST RESTATEMENT OF CREDIT AND SECURITY AGREEMENT
                    ORIGINALLY DATED AS OF SEPTEMBER 29, 1999


               This AMENDMENT NO. 4 TO FIRST RESTATEMENT OF CREDIT AND SECURITY AGREEMENT, made as of the 29th day of September, 2000 (this "Amendment"), among INSTRON CORPORATION, a Massachusetts corporation, INSTRON, LTD., a corporation organized under the laws of the United Kingdom, INSTRON SCHENCK TESTING SYSTEMS, GMBH, a corporation organized under the laws of the Federal Republic of Germany, and INSTRON WOLPERT GMBH, a corporation organized under the laws of the Federal Republic of Germany, the BANKS listed on the signature pages of this Agreement (the "BANKS"), NATIONAL CITY BANK, a national banking association, as Administrative Agent for the Banks, each DESIGNATED EUROPEAN ADMINISTRATIVE AGENT designated pursuant to the terms of the Credit Agreement, each DESIGNATED SWING LINE LENDER designated pursuant to the terms of the Credit Agreement, and each DESIGNATED LETTER OF CREDIT ISSUER designated pursuant to the terms of the Credit Agreement,

                                   WITNESSETH:

               WHEREAS, the Borrowers have been extended certain financial accommodations pursuant to that certain First Restatement of Credit and Security Agreement, dated as of September 29, 1999, as amended by that certain Amendment No. 1 to First Restatement of Credit and Security Agreement, that certain Waiver Letter and Amendment No. 2 to First Restatement of Credit and Security Agreement, and that certain Waiver Letter and Amendment No. 3 to First Restatement of Credit and Security Agreement (as amended to the date hereof, the "Credit Agreement"), among the Borrowers, the Administrative Agent, the Banks, the Designated European Administrative Agents, and the Designated Swing Line Lenders, and the Designated Letter of Credit Issuers;

               WHEREAS, the parties desire to amend certain provisions of the Credit Agreement as set forth herein and the Banks which are signatories hereto constitute the "Required Banks" for the purposes of amending the Credit Agreement pursuant to Section 14.1 thereof;

               NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Administrative Agent, the Banks, the Designated European Administrative Agent, the Designated Swing Line Lenders and the Designated Letter of Credit Issuers do hereby agree as follows:

Section 1.     DEFINED TERMS.

               Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.


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


Section 2      AMENDMENTS TO THE CREDIT AGREEMENT.

        2.1    AMENDMENT TO ANNEX III OF THE CREDIT AGREEMENT.

               The following definitions shall each be added on Annex III as referenced in Section 1.1:

                    "ACCUMULATED OTHER COMPREHENSIVE GAIN OR LOSS" means such
               term as defined in GAAP, but relating solely to translation adjustments for currency valuation.

                    "DIRECTORS FEES" means those fees paid by Instron to the
               Board of Directors of Instron.

                    "MANAGEMENT FEES" means those fees paid by Instron to
               Kirtland Capital pursuant to the Management Agreement.

        2.2    AMENDMENT TO ANNEX III OF THE CREDIT AGREEMENT.

               The following definitions on Annex III as referenced in Section
1.1 shall each be amended in its entirety to read as follows:


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


                    "APPLICABLE MARGIN" means (i) from the Closing Date until
               April 1, 2000, 2.75% per annum with respect to LIBOR Rate Loans comprising a Revolving Credit Borrowing, a Term Loan Borrowing or a Swing Line Borrowing and 1.25% per annum with respect to Alternate Base Rate Loans comprising a Revolving Credit Borrowing or a Term Loan Borrowing, (ii) from April 1, 2000 until the Administrative Agent receives written certification from the Borrower Representative establishing compliance with all financial covenants, 3.25% per annum with respect to LIBOR Rate Loans comprising a Revolving Credit Borrowing, a Term Loan Borrowing or a Swing Line Borrowing and 1.75% per annum with respect to Alternate Base Rate Loans comprising a Revolving Credit Borrowing or a Term Loan Borrowing and (iii) with respect to any Margin Adjustment Date commencing on and after Administrative Agent receives written certification from the Borrower Representative establishing compliance with all financial covenants, the percentage per annum applicable to Alternate Base Rate Loans or LIBOR Rate Loans, as the case may be, corresponding to the Consolidated Total Funded Debt to EBITDA Ratio set forth below (determined on the basis of the Consolidated Total Funded Debt to Adjusted EBITDA Ratio for the Testing Period ending on the Margin Determination Date applicable to such Margin Adjustment Date):

         ============================================================================
          Consolidated Total            LIBOR Rate Loan           Alternate Base Rate
            Funded Debt to                                                Loan
           Adjusted EBITDA
               Ratio
         ----------------------------------------------------------------------------
           (greater than) 5.50 to 1          3.25%                       1.75%
         ----------------------------------------------------------------------------
           (greater than) 4.50 to 1 but      3.00%                       1.50%
           (less than or  5.50 to 1
           equal to)
         ----------------------------------------------------------------------------
           (greater than) 3.75 to 1 but      2.75%                       1.25%
           (less than or  4.50 to 1
           equal to)
         ----------------------------------------------------------------------------
           (greater than) 3.00 to 1 but      2.50%                       1.00%
           (less than or  3.75 to 1
           equal to)
         ----------------------------------------------------------------------------
           (less than or  3.00 to 1
           equal to)                         2.25%                        .75%
         ============================================================================

                    "CONSOLIDATED EBIT" means, with respect to a Person, for any period, (a) Consolidated Net Income of such Person and its consolidated Subsidiaries for such period; PLUS (b) the sum (without duplication) of the amounts taken into account for such period in determining such Consolidated Net Income of (i) Consolidated Interest Expense of such Person and its consolidated Subsidiaries for such period, (ii) Consolidated Income Tax Expense of such Person and its consolidated Subsidiaries for such period, (iii) amortization or write-off of deferred financing costs of such Person and its consolidated Subsidiaries for such period, (iv) with respect to Instron Corporation and its Consolidated Subsidiaries for any period, the amortization for such period of the original issue discount incurred with respect to the Senior Subordinated Notes, (v) Recapitalization Expenses and Costs, (vi) Kirtland Capital Management Fees and Director Fees


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


               paid to the Board of Directors of Instron Corporation during such period not to exceed $600,000, and (vii) extraordinary losses and losses on sales of assets (other than sales of Inventory in the ordinary course of business of such Person or its consolidated Subsidiaries) and other non-recurring losses; LESS (c) the sum (without duplication) of the amounts taken into account for such period in determining such Consolidated Net Income of (i) gains on sales of assets (other than sales of Inventory in the ordinary course of business of such Person or its consolidated Subsidiaries), and (ii) other extraordinary gains and other non-recurring gains; all as determined on a consolidated basis in accordance with GAAP.

                    "CONSOLIDATED INCOME TAX EXPENSE" means, with respect to a
               Person, for any period, all taxes (based on the net income of such Person and its consolidated Subsidiaries for such period) expensed during such period (including, without limitation, any additions to such taxes and any penalties and interest with respect thereto), all as determined on a consolidated basis in accordance with GAAP.

                    "CONSOLIDATED INTEREST EXPENSE" means, with respect to a
               Person, for any period, (a) the total net amount of interest expense of such Person and its consolidated Subsidiaries expensed during such period on the aggregate outstanding principal amount of the Indebtedness of such Person and its consolidated Subsidiaries PLUS (b) any capitalized interest of such Person and its consolidated Subsidiaries which accrued during such period, PLUS (c) the interest expense of any Capitalized Lease rental payment of such Person and its consolidated Subsidiaries made during such period, all as determined on a consolidated basis in accordance with GAAP, and excluding, with respect to Instron Corporation and its Consolidated Subsidiaries for any Testing Period, the amortization for such Testing Period of the original issue discount incurred with respect to the Senior Subordinated Notes and amortization or write-off of deferred financing cost.

     2.3 AMENDMENT TO SECTION 7.3(F). Section 7.3(f) of the Credit Agreement is hereby amended by deleting the current Section 7.3(f) in its entirety and by substituting the following new Section 7.3(f) in lieu thereof:

               (f)  DISTRIBUTIONS; MANAGEMENT FEE.

                         Other than in a writing made expressly subject to the
               Administrative Agent's written consent under this Agreement, Instron Corporation shall not make or commit itself to make, nor permit any of its Subsidiaries to make or commit to make, any Distribution (other than stock dividends) to its shareholders or members at any time or pay or commit itself to pay any management fee to any Affiliate of such Borrower or its Subsidiaries at any time; EXCEPT, that: (x) each Subsidiary of Instron Corporation may make or commit itself to make Distributions to its shareholders or members at any time, (y) the Borrowers may pay:
               (i) Management Fees in an aggregate amount not to exceed $500,000 during any Fiscal Year to the extent paid pursuant to and in accordance with the Management Agreement and (ii) Directors Fees in an aggregate amount not to exceed $100,000 during any Fiscal Year, PROVIDED THAT each such payment is made only to the extent no Event of Default has occurred


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


               and is continuing which has not been waived in accordance with
               Section 14.1 hereof or which would result by reason of such payment, and PROVIDED FURTHER THAT such payment of Management Fees is made only to the extent that IF such cash payment were included pro forma in the calculation of Consolidated Fixed Charges for purposes of determining compliance with the Consolidated Fixed Charge Coverage Ratio in Section 7.4(b) hereunder, THEN such payment would not result in a violation of such covenant and to the extent that any such payment is not permitted to be made during any given Fiscal Year, such amounts may accrue until such time as they may be paid pursuant to this
               Section 7.3(f) and (z) any repurchase of capital stock of Instron Corporation from management in an amount not to exceed during any Fiscal Year (when aggregated with Indebtedness incurred during such Fiscal Year by Instron Corporation to the sellers of such capital stock permitted by Section 7.3(e)(viii) hereof) $1,000,000 and only to the extent no Event of Default has occurred which is continuing which has not been waived in accordance with Section 14.1 hereof or would result by reason of such repurchase;

     2.4 AMENDMENT TO SECTIONS 7.4(a)-(f). Sections 7.4(a)-(f) of the Credit Agreement are hereby amended by deleting the current Sections 7.4(a)-(f) each in its entirety and by substituting the following new Sections 7.4(a)-(f) in lieu thereof:

               7.4  FINANCIAL COVENANTS.

               (a)  MINIMUM CONSOLIDATED NET WORTH.

                    The Borrowers shall not permit the Consolidated Net Worth of Instron Corporation and its consolidated Subsidiaries, excluding, for purposes of this covenant only, any changes in Accumulated Other Comprehensive Gain or Loss after July 1, 2000, (x) as of September 30, 2000, to be less than an amount equal to the sum one hundred and fifteen percent (115%) of the Consolidated Net Worth of Instron Corporation and its consolidated Subsidiaries as of July 1, 2000, PLUS seventy-five percent (75%) of the Consolidated Net Income (if any and only to the extent a positive number) of Instron Corporation and its consolidated Subsidiaries for the Fiscal Quarter commencing July 2, 2000 and ending as of September 30, 2000, and (y) as at any date of determination ending after September 30, 2000, to be less than the sum of:

                    (i)   the amount specified in clause (x) above, PLUS

                    (ii) in respect of Fiscal Years ended after December 31, 2000 and ending on or prior to such date of determination, an aggregate amount equal to seventy-five percent (75%) of the Consolidated Net Income of Instron Corporation and its consolidated Subsidiaries (if any and only to the extent a positive number) attributable to each such Fiscal Year (which aggregate amount shall not be reduced by consolidated net losses (if any) reported for any such Fiscal Year); PLUS

                    (iii) in respect of Fiscal Quarters ended prior to the
               Fiscal Year end of the Fiscal Year during which such date of determination is occurring, an aggregate amount equal to seventy-five percent (75%) of the Consolidated Net Income (if any and only to the extent a positive number) of Instron Corporation and its consolidated Subsidiaries for each such Fiscal Quarter ending on or prior to such date of determination (which aggregate amount shall not be reduced by consolidated net losses (if any) reported for any such Fiscal Quarter); PLUS


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


                    (iv) an amount equal to one hundred percent (100%) of the
               sum of: (A) the amount of any capital contribution to Instron Corporation or its consolidated Subsidiaries after the Closing Date, PLUS (B) the cash proceeds (net of customary fees, costs and expenses including, without limitation, underwriters' or placement Administrative Agents' discounts and commissions and transfer and similar taxes) from the sale or issuance of equity securities of Instron Corporation or its consolidated Subsidiaries after the Closing Date (other than any sale or issuance to management or employees pursuant to employee benefit plans of general application), PLUS (C) the principal amount of any Indebtedness converted to or exchanged into equity securities of Instron Corporation or its consolidated Subsidiaries after the Closing Date.

               (b)  MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO.

                    The Borrowers shall not permit the Consolidated Fixed Charge Coverage Ratio of Instron Corporation and its consolidated Subsidiaries, as of the end of any Fiscal Quarter ending during the periods set forth below, to be less than the Consolidated Fixed Charge Coverage Ratio (in each case, for the Testing Period (as defined below) ending as of such Fiscal Quarter end) corresponding to such period as set forth below:

                                                                                    Consolidated Fixed
                          Period                                                  Charge Coverage Ratio
                          ------                                                  ---------------------

                 July 2, 2000 through June 30, 2001                                     0.95 to 1.00
                 July 1, 2001 through December 31, 2001                                 1.00 to 1.00
                 January 1, 2002 and thereafter                                         1.10 to 1.00

               (c)  MINIMUM CONSOLIDATED ADJUSTED EBITDA TO INTEREST EXPENSE
                    RATIO.

                    The Borrowers shall not permit the Consolidated Adjusted EBITDA to Interest Expense Ratio of Instron Corporation and its consolidated Subsidiaries as of the end of any Fiscal Quarter ending during the periods set forth below to be less than the Consolidated Adjusted EBITDA to Interest Expense Ratio (in each case, for the Testing Period (as defined below) ending as of such Fiscal Quarter end) corresponding to such period as set forth below:

                                                                                    Minimum Consolidated
                                                                                     Adjusted EBITDA to
                          Period                                                       Interest Ratio
                          ------                                                       --------------
                 July 2, 2000 through September 30, 2000                                1.10 to 1.00
                 October 1, 2000 through December 31, 2000                              1.15 to 1.00
                 January 1, 2001 through June 30, 2001                                  1.25 to 1.00
                 July 1, 2001 through December 31, 2001                                 1.50 to 1.00
                 January 1, 2002 through December 31, 2002                              2.50 to 1.00
                 January 1, 2003 through December 31, 2003                              2.75 to 1.00
                 January 1, 2004 and thereafter                                         3.00 to 1.00


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


               (d)  CONSOLIDATED SENIOR FUNDED DEBT TO ADJUSTED EBITDA RATIO.

                    The Borrowers shall not permit the Consolidated Senior Funded Debt to Adjusted EBITDA Ratio of Instron Corporation and its consolidated Subsidiaries, as at the end of any Fiscal Quarter ending during the periods set forth below, to exceed the Consolidated Senior Funded Debt to Adjusted EBITDA Ratio (in each case, for the Testing Period ending as of such Fiscal Quarter end) corresponding to such period as set forth below:

                                                                             Consolidated Senior Funded Debt
                 Period                                                         to Adjusted EBITDA Ratio
                 ------                                                         ------------------------

        July 2, 2000 through September 30, 2000                                        3.50 to 1.00
        October 1, 2000 through June 30, 2001                                          3.00 to 1.00
        July 1, 2001 through September 30, 2001                                        2.75 to 1.00
        October 1, 2001 through December 31, 2002                                      2.50 to 1.00
        January 1, 2003 and thereafter                                                 2.25 to 1.00

               (e)  CONSOLIDATED TOTAL FUNDED DEBT TO ADJUSTED EBITDA RATIO.

                    The Borrowers shall not permit the Consolidated Total Funded Debt to Adjusted EBITDA Ratio of Instron Corporation and its consolidated Subsidiaries, as at the end of any Fiscal Quarter ending during the periods set forth below, to exceed the Consolidated Total Funded Debt to Adjusted EBITDA Ratio (in each case, for the Testing Period ending as of such Fiscal Quarter end) corresponding to such period as set forth below:

                                                                           Consolidated Total Funded Debt to
                 Period                                                           Adjusted EBITDA Ratio
                 ------                                                           ---------------------

        July 2, 2000 through September 30, 2000                                        7.50 to 1.00
        October 1, 2000 through December 31, 2000                                      6.50 to 1.00
        January 1, 2001 through June 30, 2001                                          6.25 to 1.00
        July 1, 2001 through December 31, 2001                                         5.25 to 1.00
        January 1, 2002 through June 30, 2002                                          4.75 to 1.00
        July 1, 2002 and thereafter                                                    4.50 to 1.00

               (f)  MINIMUM CONSOLIDATED ADJUSTED EBITDA.

                    The Borrowers shall not permit the Consolidated Adjusted EBITDA of Instron Corporation and its consolidated Subsidiaries as of the end of any Fiscal Quarter ending during the periods set forth below, to be less than the Consolidated Adjusted EBITDA (in each case, for the Testing Period ending as of such Fiscal Quarter end) corresponding to such period as set forth below:


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


                 Period                                                        Consolidated Adjusted EBITDA
                 ------                                                        ----------------------------

        July 2, 2000 through September 30, 2000                                         $15,000,000
        October 1, 2000 through December 31, 2000                                       $18,000,000
        January 1, 2001 through March 31, 2001                                          $19,000,000
        April 1, 2001 through June 30, 2001                                             $19,750,000
        July 1, 2001 through September 30, 2001                                         $21,500,000
        October 1, 2001 through December 31, 2001                                       $23,000,000
        January 1, 2002 through December 31, 2002                                       $30,000,000
        January 1, 2003 through December 31, 2003                                       $31,000,000
        January 1, 2004 and thereafter                                                  $32,000,000

Section 3      REPRESENTATIONS AND WARRANTIES.

               The Borrowers hereby represent and warrant to the Banks, the Administrative Agent, the Designated European Administrative Agent, the Swing Line Lenders, and the Letter of Credit Issuers as follows:

               3.1 THE AMENDMENT. This Amendment has been duly and validly executed by an authorized executive officer of each of the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms. The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of the Borrower enforceable against the Borrowers in accordance with its terms. The Borrowers hereby ratify and confirm the Credit Agreement as amended by this Amendment.

               3.2 NONWAIVER. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Banks, the Administrative Agent or the European Administrative Agent under the Credit Agreement or any other Loan Document, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Potential Default or Event of Default under the Credit Agreement as amended by this Amendment.

               3.3 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. Upon the Effectiveness of this Amendment, each reference in the Credit Agreement amended hereby to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Credit Agreement, as amended by the prior amendments thereto and this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the prior amendments thereto and this Amendment.

Section 4      CONDITIONS TO EFFECTIVENESS

               4.1 EFFECTIVENESS. The effectiveness of this Amendment is subject to the condition precedent that the conditions set forth in Section 3.2 of the Credit Agreement shall have been satisfied, as determined by the Administrative Agent, in its sole discretion, as of the effective time of this Amendment.

               4.2 AMENDMENT FEE AND LEGAL FEES. Borrowers shall have paid to the Administrative Agent, for the ratable benefit of the Banks, allocable to the Banks in accordance with each Bank's Ratable Portion thereof, a fee in the amount of One Hundred Twenty Thousand Dollars ($120,000). The Borrower shall have paid to the Administrative Agent the then outstanding amount of legal fees and expenses incurred by the Administrative Agent in connection with the review and negotiation of this Amendment.

Section 5      MISCELLANEOUS.

               5.1 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

               5.2 SEVERABILITY. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Credit Agreement shall not be affected thereby.

               5.3 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

               IN WITNESS WHEREOF, the Borrowers have caused this Amendment No. 4 to First Restatement of Credit and Security Agreement to be duly executed by their respective officers or agents thereunto duly authorized as of the date first written above.

                                             INSTRON CORPORATION


                                             By:
                                                ________________________________
                                                John R. Barrett, Vice President


                                             INSTRON, LTD.

                                             By:
                                                ________________________________
                                                John R. Barrett, Duly Authorized
                                                Attorney


                                             INSTRON SCHENCK TESTING SYSTEMS,
                                             GMBH


                                             By:
                                                ________________________________
                                                John R. Barrett, Duly Authorized
                                                Attorney

                                             INSTRON WOLPERT GMBH


                                             By:
                                                ________________________________
                                                John R. Barrett, Duly Authorized
                                                Attorney

                                             NATIONAL CITY BANK, as
                                             Administrative Agent


                                             By:
                                                ________________________________
                                                Donald B. Hayes, Senior Vice
                                                President


                                             HSBC BANK PLC, as the Designated
                                             European Administrative Agent


                                             By:
                                                ________________________________
                                                Name: Chris French


                                             NATIONAL CITY BANK, as the
                                             Designated U.S. Letter of Credit
                                             Issuer


                                             By:
                                                ________________________________
                                                Donald B. Hayes, Senior Vice
                                                President


                                             HSBC BANK PLC, as the initial
                                             Designated U.K. Letter of Credit
                                             Issuer


                                             By:
                                                ________________________________
                                                Name: Chris French


                                             HSBC BANK PLC, as the initial
                                             Designated U.K. Swing Line Lender


                                             By:
                                                ________________________________
                                                Name:


                                             HSBC BANK PLC, as the initial
                                             Designated German Swing Line Lender

                                             By:
                                                ________________________________
                                                Name:


                                             NATIONAL CITY BANK, as a Bank


                                             By:
                                                ________________________________
                                                Donald B. Hayes, Senior Vice
                                                President

                                             CITIZENS BANK OF MASSACHUSETTS, as
                                             a Bank


                                             By:
                                                ________________________________
                                                Brad Buckley, Vice President


                                             KEY CORPORATE CAPITAL INC., as a
                                             Bank


                                             By:
                                                ________________________________
                                                Paul H. Steiger, Vice President


                                             HSBC BANK USA., as a Bank

                                             By:
                                                ________________________________
                                                Chris French, Managing Director


                                             DRESDNER BANK AG, NEW YORK AND
                                             GRAND CAYMAN BRANCHES, as a Bank

                                             By:________________________________
                                                Name:
                                                Title:

                                             By:________________________________
                                                Name:
                                                Title: